RECKSON OPERATING PARTNERSHIP, L.P.
                                  EXHIBIT 99.1
             CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF
                       TITLE 18 OF THE UNITED STATES CODE



I, Donald Rechler, CO-Chief Executive Officer of Reckson Associates Realty Corp., the sole general partner of Reckson Operating Partnership, L.P. (the "Company"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 13, 2003

                  RECKSON OPERATING PARTNERSHIP, L.P.
                  By:  Reckson Associates Realty Corp., its sole general partner

                                   By /s/ Donald Rechler
                                      ------------------------------------------
                                      Donald Rechler, Co-Chief Executive Officer